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                                                                      EXHIBIT 24

                           DIRECTOR AND/OR OFFICERS OF
                           NEXTEL COMMUNICATIONS, INC.

                       REGISTRATION STATEMENT ON FORM S-4

                                POWER OF ATTORNEY

         The undersigned directors and/or officers of Nextel Communications, Inc., a Delaware corporation (the "Corporation"), hereby constitute and appoint Steven M. Shindler, Thomas J. Sidman and Timothy M. Donahue, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact or attorney-in-fact of the undersigned, for him or her and in his or her name, place and stead, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "Securities Act") one or more Registration Statement(s) on Form S-4 relating to the registration of the Corporation's 9.375% Senior Serial Redeemable Notes due 2009 with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                                EXECUTED as of December 13, 1999.

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
/s/ TIMOTHY M. DONAHUE                                    /s/ STEVEN M. SHINDLER
----------------------------                              ----------------------------
Timothy M. Donahue                                        Steven M. Shindler
President, Chief Executive Officer and Director           Executive Vice President and Chief
(Principal Executive Officer)                             Financial Officer
                                                          (Principal Financial Officer)

/s/ DANIEL F. AKERSON                                     /s/ MORGAN E. O'BRIEN
----------------------------                              ----------------------------
Daniel F. Akerson                                         Morgan E. O'Brien
Chairman of the Board and Director                        Vice Chairman of the Board
                                                          and Director

/s/ WILLIAM G. ARENDT                                     /s/ CRAIG O. MCCAW
----------------------------                              ----------------------------
William G. Arendt                                         Craig O. McCaw
Vice President and Controller                             Director
(Principal Accounting Officer)

/s/ KEITH J. BANE                                         /s/ WILLIAM E. CONWAY, JR.
----------------------------                              ----------------------------
Keith J. Bane                                             William E. Conway, Jr.
Director                                                  Director

/s/ FRANK M. DRENDEL                                      /s/ JANET HILL
----------------------------                              ----------------------------
Frank M. Drendel                                          Janet Hill
Director                                                  Director

/s/ WILLIAM A. HOGLUND                                    /s/ DENNIS M. WEIBLING
----------------------------                              ----------------------------
William A. Hoglund                                        Dennis M. Weibling
Director                                                  Director
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